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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 31, 2003


                           NATIONAL DATACOMPUTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                    0-15885                  04-2942832
(STATE OR OTHER JURISDICTION OF       (COMMISSION              (IRS EMPLOYER
         INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO)


900 MIDDLESEX TURNPIKE, BLDG. 5
BILLERICA, MA.                                                      01821
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

        Registrant's telephone number including area code (978) 663-7677
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As previously reported in the Form 8-K filed with the Securities and Exchange Commission on January 15, 2003, the Board of Directors of National Datacomputer, Inc. (the "Company") dismissed Pricewaterhouse Coopers LLP as the Company's independent accountants effective January 10, 2003.

On March 31, 2003, upon the recommendation of its Audit Committee, the Board of Directors of the Company named BDO Seidman, LLP as the Company's new independent public accountants to audit its financial statements for the fiscal year ended December 31, 2002 and during fiscal 2003. On March 31, 2003, the Company entered into an engagement letter with BDO Seidman, LLP.

During the years ended December 31, 2002 and 2001 and through March 31, 2003, neither the Company nor someone on its behalf consulted BDO Seidman, LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or any accounting, auditing or financial reporting issue or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL DATACOMPUTER, INC.
                                           ---------------------------
                                           (Registrant)


March 31, 2003                             by: /s/ John P. Ward
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                                               John P. Ward
                                               President